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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 27, 2005

                                FIBERSTARS, INC.
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             (Exact name of registrant as specified in its charter)

         California                     0-24230                 94-3021850
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(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                   Identification Number)

                         44259 Nobel Drive
                        Fremont, California                 94538
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             (Address of principal executive offices)    (Zip Code)

                                 (510) 490-0719
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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Item 3.02   Unregistered Sales of Equity Securities

        On the following dates the Registrant issued the following shares of common stock pursuant to exercises of outstanding warrants for cash consideration:

            Date of Sale        Common Stock Issued     Cash Consideration
            ---------------     -------------------     ------------------
            June 27, 2005             76,604               $  344,718.00
            June 28, 2005             13,846               $   62,307.00

        On June 28, 2005, the Registrant issued 7,973 shares of common stock pursuant to the exercise of an outstanding warrant by net issuance in which the holder relinquished the right to purchase 5,104 shares of common stock.

        The issuance of these securities was in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder, as a transaction by an issuer not involving a public offering.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated:  June 30, 2005

                                                  FIBERSTARS, INC.


                                                  By     /s/ Robert A. Connors
                                                         -----------------------
                                                  Name:  Robert A. Connors
                                                  Title: Chief Financial Officer